EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Solar Power, Inc. (the “Company”) on Form 10-K/A for the period ended December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Min Xiahou, Chief Executive Officer and Charlotte Xi, Interim Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 30, 2014	/s/ Min Xiahou
By: Min Xiahou
Its: Chief Executive Officer
(Principal Executive Officer)

/s/ Charlotte Xi
By: Charlotte Xi
Its: Interim Chief Financial Officer (Principal Financial
Officer and Principal Accounting Officer)